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                                                                    EXHIBIT 99.1


                                    COMPLAINT


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                                        EFILED: APR 16 2004 4:49 PM EDT   (SEAL)
                                        FILING ID 3437268


               IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
                          IN AND FOR NEW CASTLE COUNTY

----------------------------------------x
LARRY BAZEMORE,

                           Plaintiff,

      v.                                              C.A. No.

BUTLER MANUFACTURING COMPANY,
BLUESCOPE STEEL LIMITED, BSL
ACQUISITION CORPORATION, MARK A.
MCCOLLUM, GARY L. TAPELLA, WILLIAM
D. ZOLLAR, K. DANE BROOKSHER, SUSAN
F. DAVIS, RONALD E. RUTLEDGE, GARY
M. CHRISTENSEN, C.L. WILLIAM HAW and
JOHN J. HOLLAND,

                           Defendants.
----------------------------------------x


                                   COMPLAINT

         Plaintiff alleges upon information and belief, except as to paragraph 1 which is alleged upon personal knowledge, as follows:

                                  THE PARTIES

         1. Plaintiff is the owner of shares of the common stock of Butler Manufacturing Company ("Butler" or the "Company") and has been the owner of such shares continuously since prior to the wrongs complained of herein.

         2. Butler is a corporation duly organized under the laws of the State of Delaware, with its principal executive offices located at 1540 Genessee, Kansas City, MO 64102. Butler designs, produces and markets buildings systems and components for non-residential structures. Butler is a publicly traded company and its stock is listed and actively traded on the New York

Exchange.

         3. Defendant BlueScope Steel Limited ("BlueScope") is a corporation organized under the laws of Australia. BlueScope is the largest steel company in Australia and New Zealand.

         4. Defendant BSL Acquisition Corporation ("BSL"), is a Delaware corporation and a wholly-owned subsidiary of BlueScope. BSL was created for the purpose of effectuating the proposed acquisition of Butler by BlueScope described herein. References to BlueScope include BSL.

         5. Butler's Board of Directors consists of nine directors, with staggered terms of 3 years each.

         6. Defendant John J. Holland ("Holland") is Chairman of the Board of Directors of Butler and its Chief Executive Officer.

         7. Defendant Ronald E. Rutledge ("Rutledge") is the President, Chief Operating Officer, and a director of Butler.

         8. Defendants Mark A. McCollum, Gary L. Tapella, William D. Zollar, K. Dane Brooksher, Gary M. Christensen, C.L. William Haw, and Susan Davis are directors of Butler.

         9. The Individual Defendants are in a fiduciary relationship with plaintiff and the other public stockholders of Butler, and owe them the highest obligations of good faith, fair dealing, due care, loyalty and full and candid disclosure.

         10. Robertson-Ceco Corporation ("RCC"), not a defendant herein, is a Delaware Corporation based in Chicago, Illinois.



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                            CLASS ACTION ALLEGATIONS

     11. Plaintiff brings this action on his own behalf and as a class action, pursuant to Court of Chancery Rule 23, on behalf of himself and the public shareholders of Butler (the "Class"). Excluded from the Class are defendants herein and any person, firm, trust, corporation or other entity related to or affiliated with any of the defendants.

     12.  This action is properly maintainable as a class action.

     13. The Class is so numerous that joinder of all members is impracticable. There are approximately 6.33 million shares of Butler common stock outstanding held by approximately 1,966 record holders and many more beneficial owners.

     14. There are questions of law and fact which are common to the Class including, inter alia, the following:

          (a) Whether the Individual Defendants have breached their fiduciary and other common law duties owed by them to plaintiff and the other members of the Class; and

          (b) Whether plaintiff and the other members of the Class would be irreparably damaged if the BlueScope Merger Agreement (described below) is consummated.

     15. Plaintiff is committed to prosecuting this action and has retained competent counsel experienced in litigation of this nature. Plaintiff's claims are typical of the claims of the other members of the Class and plaintiff has the same interests as the other members of the Class. Accordingly, plaintiff is an adequate representative of the Class and will fairly and adequately protect the interests of the Class.

     16. The prosecution of separate actions by individual members of the Class would create the risk of inconsistent or varying adjudications with respect to individual members of the




                                       3



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Class which would establish incompatible standards of conduct for defendants, or adjudications with respect to individual members of the Class which would as a practical matter be dispositive of the interests of the other members not parties to the adjudications or substantially impair or impede their ability to protect their interests.

     17. Defendants have acted, or refused to act, on grounds generally applicable to, and causing injury to, the Class and, therefore, preliminary and final injunctive relief on behalf of the Class as a whole is entirely appropriate.

                            SUBSTANTIVE ALLEGATIONS

     18. On December 12, 2003, BlueScope proposed to acquire Butler in an all cash merger for between $23.00-$26.00 per share.

     19. On December 14, 2003, the "indicative" price was increased to $25.00 per share in exchange for extending the exclusivity agreement between BlueScope and Butler through the end of January 2004.

     20. On February 15, 2004, Butler entered into a Merger Agreement with BlueScope, pursuant to which BlueScope would acquire all of the issued and outstanding stock of Butler at a price of $22.50 per share in cash. The reason for the decrease in the price per share from $25 to $22.50 has not been disclosed.

     21. On April 14, 2004, RCC publicly announced that it had offered to purchase the outstanding shares of Butler for $23.00 per share in cash -- $0.50 more per share (and over $3 million in the aggregate) than the BlueScope deal -- or $26.00 per share in a stock transaction (the "RCC Offer"). The RCC Offer was communicated to Butler by a letter dated April 13, 2004.

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     22. Butler's own financial advisors have calculated a valuation range of
$18.46 to $33.64 for Butler shares using a discounted cash flow analysis.

     23. RCC stated in a Form 425B filed with the SEC on April 14, 2004 "RCC is ready to immediately negotiate and sign a definitive merger agreement for the transaction without contingencies."

     24. On April 15, 2004, Butler announced that it had rejected the RCC Offer because the RCC offer was "too vague and uncertain for the [Butler] Board to conclude that it represents a Superior Proposal" (under the "fiduciary out" provisions of the BlueScope Merger Agreement). RCC immediately responded in a letter resolving any purported doubt about its ability to finance its Offer.

     25. Butler shareholders will vote on the BlueScope merger agreement on April 27, 2004.

     26. The BlueScope Merger Agreement provides for onerous termination fee and expense obligations which Butler will have to pay BlueScope if the Merger Agreement terminates. Specifically, the Merger Agreement provides for a termination fee of $5.5 million and expenses of up to $1.5 million payable to BlueScope. The aggregate $7 million obligation represents 4.9% of the total equity of the challenged transaction.

     27. Clearly, the RCC Offer will provide the Butler stockholders with more value than will the BlueScope Merger Agreement. Nonetheless, the Individual Defendants have rejected the RCC Offer, nor have they sought to negotiate with RCC to improve its offer. By failing to do so, they have failed to exercise their continuing fiduciary duty to maximize value in a sale of the Company and failed to inform themselves of Butler's highest transactional value.

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     28.  In connection with the BlueScope Merger Agreement, defendants Holland and Rutlege entered into non-compete agreements with BlueScope. Under the agreements, Holland and Rutledge will receive "cancellation payments" and restrictive covenant payments in the following amounts:

                                             Restrictive
                         Cancellation        Covenant
                         Payment             Payment
                         ------------        -----------
John J. Holland          $431,878            $1,200,000
Ronald E. Rutledge        525,302               740,000

     29. In addition, the stock options of defendants Holland and Rutledge will become fully vested, entitling them to aggregate cash payments of $62,250 and $49,800 respectively. Defendants Holland and Rutledge will also receive cash payments under the Company's split dollar life insurance arrangements in the amounts of $420,000 and $126,000 respectively.

     30. By reason of the foregoing, the Individual Defendants have breached and are breaching their fiduciary duties to the members of the Class. They have not adequately informed themselves about Butler's highest available transactional value, and did not conduct an effective bidding process which would result in maximum value for the shareholders. In fact, whatever "process" defendants employed was flawed insofar as it resulted in the BlueScope Merger which is inferior to the RCC Offer.

     31. Because Butler is being sold, the Individual Defendants were and are under a duty:

          (a) to fully inform themselves of Butler's highest transactional value and all strategic alternatives for the Company; and





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         (d)  to maximize shareholder value;

         32. By the acts, transactions and course of conduct alleged herein, the Individual Defendants, individually and as part of a common plan and scheme and in breach of their fiduciary duties to Plaintiff and the other members of the Class, are attempting unfairly to deprive plaintiff and other members of the Class of the highest available value for their investment in Butler.

         33. Unless enjoined by this Court, the Individual Defendants will continue to breach their fiduciary duties owed to Plaintiff and the other members of the Class, and may consummate the BlueScope Merger Agreement and cause irreparable harm of the Class.

         34. Defendant BlueScope has knowingly aided and abetted the breaches of fiduciary duty committed by the Individual Defendants to the detriment of Butler's public shareholders. Indeed, the proposed merger could not take place without the active participation of BlueScope. Furthermore, BlueScope and its shareholders are the intended beneficiaries of the wrongs complained of and would be unjustly enriched absent relief in this action.

         35.  Plaintiff and the Class have no adequate remedy at law.

         WHEREFORE, Plaintiff prays for judgement and relief as follows:

         A. Ordering that this action may be maintained as a class action and certifying plaintiff as the Class representative;

         B. Entering a temporary restraining order and preliminarily and permanently enjoining defendants and all persons acting in concert with them, from proceeding with, consummating or closing the BlueScope Merger Agreement;

         C. In the event the BlueScope Merger Agreement is consummated, rescinding it and


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setting it aside or awarding rescissory damages to the Class;

     D. Directing defendants to account to Class members for their damages sustained as a result of the wrongs complained of herein;

     E. Awarding plaintiff the costs of this action, including a reasonable allowance for plaintiff's attorneys' and experts' fees; and

     H. Granting such other and further relief as this Court may deem just and proper.


                                      ROSENTHAL, MONHAIT, GROSS & GODDESS, P.A.

                                      By: /s/ JOSEPH A. ROSENTHAL
                                          --------------------------------------
                                          Joseph A. Rosenthal (DSBA No. 234)
                                          919 North Market Street, Suite 1401
                                          P.O. Box 1070
                                          Wilmington, Delaware 19899-1070
                                          (302) 656-4433
                                          Attorneys for Plaintiff

OF COUNSEL:

CAULEY GELLER BOWMAN & RUDMAN, LLP
197 South Federal Highway, Suite 200
Boca Raton, FL 33432
(561) 750-3000

PETER H. RACHMAN, P.A.
197 South Federal Highway, Suite 300
Boca Raton, FL 33432
(561) 886-3078


                                       8
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                                                EFILED: APR 19 2004 11:08 AM EDT
                                                FILING ID 3440283
                                                                          [SEAL]

                IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                          IN AND FOR NEW CASTLE COUNTY


LARRY BAZEMORE,

                   Plaintiff,
         v.                                        C.A. No. 390-N

BUTLER MANUFACTURING COMPANY,
BLUESCOPE STEEL LIMITED, BSL
ACQUISITON CORPORATION, MARK A.
McCOLLUM, GARY L. TAPELLA, WILLIAM
D. ZOLLAR, K. DANE BROOKSHER, SUSAN
F. DAVIS, RONALD E. RUTLEDGE, GARY
M. CHRISTENSEN, C.L. WILLIAM HAW and
JOHN J. HOLLAND,

                   Defendants.



                             MOTION FOR APPOINTMENT
                           OF SPECIAL PROCESS SERVERS

         Plaintiffs move pursuant to Court of Chancery Rule 4(c) for entry of the Order annexed hereto providing for the appointment of special process servers to serve the Summons and Complaint upon defendants.



                                          ROSENTHAL, MONHAIT, GROSS
                                           & GODDESS, P.A.



                                          By: /s/ JOSEPH A. ROSENTHAL
                                              -------------------------------
                                              Joseph A. Rosenthal(Bar No. 234)
                                              919 Market Street, Suite 1401
                                              P.O. Box 1070
                                              Wilmington, DE 19899-1070
                                              Attorneys for Plaintiff

                                        EFILED: APR 19 2004 11:08 AM EDT
                                        FILING ID 3440283                [SEAL]

               IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                          IN AND FOR NEW CASTLE COUNTY

LARRY BAZEMORE,

                           Plaintiff,

v.                                                         C.A. No. 390-N

BUTLER MANUFACTURING COMPANY,
BLUESCOPE STEEL LIMITED, BSL
ACQUISITION CORPORATION, MARK A.
MCCOLLUM, GARY L. TAPELLA, WILLIAM
D. ZOLLAR, K. DANE BROOKSHER, SUSAN
F. DAVIS, RONALD E. RUTLEDGE, GARY
M. CHRISTENSEN, C.L. WILLIAM HAW AND
JOHN J. HOLLAND,

                           Defendants.


                                     ORDER

         This __ day of ________________, 2004, plaintiff having moved for an Order appointing special process servers, IT IS ORDERED THAT:

         (1) Donna Sianni and Tri-State Courier & Carriage, Inc. are hereby appointed special process servers to serve Butler Manufacturing Company ("Butler") and the individual defendants at the registered agent of Butler which is The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801.

         (2) Tri-State Courier & Carriage, Inc. is hereby appointed special process server to serve BSL Acquisition Corporation at its registered agent which is The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801.

         (3) The Register in Chancery is directed to issue the Summons forthwith.

         (4) The special process servers shall serve a copy of the Summons and Complaint as directed above and, after such service, shall make prompt return of service to this Court.




                                             -----------------------------------
                                                            Master
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                                          EFILED APR 16 2004 4:49 PM EDT
                                          FILING ID 3437268               (SEAL)

                 SUPPLEMENTAL INFORMATION PURSUANT TO RULE 3(A)
                     OF THE RULES OF THE COURT OF CHANCERY

         The information contained herein is for the use by the Court for statistical and administrative purposes only. Nothing stated herein shall be deemed an admission by or binding upon any person.

1. Caption of Case: LARRY BAZEMORE V. BUTLER MANUFACTURING COMPANY, BLUESCOPE STEEL LIMITED, BSL ACQUISITION CORPORATION, MARK A. MCCOLLUM, GARY L. TAPELLA, WILLIAM D. ZOLLAR, K. DANE BROOKSHER, SUSAN F. DAVIS, RONALD E. RUTLEDGE, GARY M. CHRISTENSEN, C.L. WILLIAM HAW AND JOHN J. HOLLAND

2.    Date filed: APRIL 16, 2004

3.    Name and address of counsel for plaintiff(s):

            JOSEPH A. ROSENTHAL (DSBA NO. 234)
            ROSENTHAL, MONHAIT, GROSS & GODDESS, P.A.
            919 MARKET STREET, SUITE 1401
            P.O. BOX 1070
            WILMINGTON, DE 19899

4.    Short statement of nature of claim asserted: BREACH OF FIDUCIARY DUTIES.

5.    Substantive field of law involved (check one):

      _ Administrative law                   _ Trade secrets/trade mark/
      _ Commercial law                         or other intellectual
      _ Constitutional law                     property
      X Corporation law                      _ Trusts
      _ Guardianships                        _ Wills and Estates
      _ Labor law                            _ Zoning
      _ Real property                        _ Other

6.    Related cases: NONE

7. Basis of court's jurisdiction (including the citation of any statute conferring jurisdiction):

      10 DEL.C. SECTION 341

8. If the complaint seeks preliminary equitable relief, state the specific preliminary relief sought: PRELIMINARY INJUNCTION

9.    If the complaint seeks summary or expedited proceedings, check here __.


                                   /s/ (ILLEGIBLE)                (DSBA NO. 234)
                                   -------------------------------
                                   Signature of Attorney of Record